Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain investment management funds are disclosed separately on our balance sheet and securitizations are included in available-for-sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated investment management funds; previously these were disclosed as investment management and performance fees revenue and investment and other income, respectively.

The following items have impacted the comparability of our results:

The second quarter of 2013 includes a gain related to an equity investment.

The first quarter of 2013 includes a tax charge related to the disallowance of certain foreign tax credits.

The second quarter of 2012 includes a charge related to the settlement of the Sigma class action lawsuit.

2010 includes a charge related to special litigation reserves in the first quarter.

Expense efficiency restructuring charges - Recorded charges in 2010 and 2011

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period’s presentation.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only in 2010. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Supplemental Information - Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated July 17, 2013, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2012 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION

10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Revenue:
Investment services fees
Asset servicing	$917	$973	$922	$885	$943	$950	$942	$945	$969	$988
Issuer services	351	365	442	287	251	275	311	215	237	294
Clearing services	292	292	297	278	303	309	287	294	304	321
Treasury services	134	134	133	134	136	134	138	141	141	139

Total investment services fees	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595	1,651	1,742
Investment management and performance fees	764	779	729	730	745	797	779	853	822	848
Foreign exchange & other trading revenue	198	222	200	228	191	180	182	139	161	207
Distribution and servicing	53	49	43	42	46	46	48	52	49	45
Financing-related fees	43	49	40	38	44	37	46	45	41	44
Investment and other income	81	145	83	146	139	48	124	116	72	269

Total fee revenue	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800	2,796	3,155
Net securities gains (losses)	5	48	(2)	(3)	40	50	22	50	48	32

Total fee and other revenue	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850	2,844	3,187
Income (loss) of consolidated investment management funds	110	63	32	(5)	43	57	47	42	50	65
Net interest revenue	698	731	775	780	765	734	749	725	719	757

Total revenue	3,646	3,850	3,694	3,540	3,646	3,617	3,675	3,617	3,613	4,009
Provision for credit losses	—	—	(22)	23	5	(19)	(5)	(61)	(24)	(19)
Noninterest expenses	2,530	2,645	2,573	2,546	2,551	2,572	2,584	2,683	2,703	2,716
Amortization of intangible assets	108	108	106	106	96	97	95	96	86	93
Merger & integration, litigation and restructuring charges	59	63	92	176	109	378	26	46	39	13

Total noninterest expense	2,697	2,816	2,771	2,828	2,756	3,047	2,705	2,825	2,828	2,822
Income (loss) from continuing operations before taxes	949	1,034	945	689	885	589	975	853	809	1,206
Provision for income taxes	279	277	281	211	254	93	225	207	1,046	321

Net income (loss) from continuing operations	670	757	664	478	631	496	750	646	(237)	885
Net income (loss) attributable to noncontrolling interest	(45)	(22)	(13)	27	(12)	(30)	(25)	(11)	(16)	(40)
Preferred stock dividends	—	—	—	—	—	—	(5)	(13)	(13)	(12)

Net income (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$625	$735	$651	$505	$619	$466	$720	$622	$(266)	$833

Earnings Per Share (a)	$0.50	$0.59	$0.53	$0.42	$0.52	$0.39	$0.61	$0.53	$(0.23)	$0.71

Assets under management at period-end (in billions) (c)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432 (b)
Assets under custody and/or administration at period-end (in trillions) (d)(e)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2 (b)

Market value of securities on loan at period-end (in billions) (f)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255

Pre-tax operating margin
GAAP	26%	27%	26%	19%	24%	16%	27%	24%	22%	30%
Non-GAAP adjusted (g)	30%	31%	31%	28%	30%	29%	29%	27%	26%	32%
Return on common equity (annualized)
GAAP	7.7%	8.8%	7.6%	5.9%	7.4%	5.5%	8.3%	7.1%	N/M	9.7%
Return on tangible common equity (annualized):
Non-GAAP	24.3%	26.3%	22.1%	17.7%	21.0%	15.7%	22.1%	18.8%	N/M	25.0%
Percent of non-US fee and net interest revenue - GAAP	36%	37%	39%	34%	36%	37%	37%	35%	35%	36%
Percent of non-US fee and net interest revenue - Non-GAAP (h)	37%	37%	39%	34%	37%	37%	37%	36%	35%	36%

(a)	Includes $0.18 of litigation expense for 2nd quarter 2012. 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits. The 2nd quarter 2013 includes a $0.09 gain related to an equity investment.
(b)	Preliminary.
(c)	Excludes assets managed in the Investment Services business.
(d)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013 and $1.1 trillion at June 30, 2013.
(e)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.
(g)	Calculated excluding M&I expenses, restructuring charges, litigation expense, amortization of intangible assets and noncontrolling interest related to consolidated asset management funds and amortization of intangible assets.
(h)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note: See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

N/M - Not meaningful

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

FEE AND OTHER REVENUE - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Investment services fees:
Asset servicing	$880	$911	$881	$842	$894	$891	$893	$904	$930	$938
Securities lending	37	62	41	43	49	59	49	41	39	50
Issuer services	351	365	442	287	251	275	311	215	237	294
Memo: Issuer Services excluding Shareowner Services	292	314	400	245	251	275	311	215	237	294
Clearing services	292	292	297	278	303	309	287	294	304	321
Treasury services	134	134	133	134	136	134	138	141	141	139

Total investment services fees	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595	1,651	1,742
Investment management and performance fees	764	779	729	730	745	797	779	853	822	848
Foreign exchange & other trading revenue	198	222	200	228	191	180	182	139	161	207
Distribution and servicing	53	49	43	42	46	46	48	52	49	45
Financing-related fees	43	49	40	38	44	37	46	45	41	44
Investment and other income	81	145	83	146	139	48	124	116	72	269

Total fee revenue (a)	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800	2,796	3,155
Net securities gains (losses)	5	48	(2)	(3)	40	50	22	50	48	32

Total fee and other revenue - Non-GAAP	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850	2,844	3,187
Less: Fee and Other revenue related to Shareowner Services	62	54	44	142	—	(3)	—	—	—	—

Total fee and other revenue ex Shareowner Services - Non-GAAP	$2,776	$3,002	$2,843	$2,623	$2,838	$2,829	$2,879	$2,850	$2,844	$3,187

Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	78%	79%	78%	78%	78%	78%	78%	78%	78%	79%

Assets under management at period-end (in billions) (d)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	(c)

Assets under custody and/or administration at period-end (in trillions) (e)(f)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	(c)

Market value of securities on loan at period-end (in billions) (g)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255

S&P 500 Index - period-end	1326	1321	1131	1258	1408	1362	1441	1426	1569	1606

S&P 500 Index - daily average	1302	1318	1227	1224	1347	1351	1400	1419	1513	1609

(a)	On December 31, 2011, BNY Mellon sold its Shareowner Services business.
(b)	Excludes net securities gains/(losses).
(c)	Preliminary.
(d)	Excludes assets managed in the Investment Services business.
(e)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013 and $1.1 trillion at June 30, 2013.
(f)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(g)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates

	2011								2012
	March 31st		June 30th		September 30th		December 31st		March 31st
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%	$43,628	1.08%	$35,095	1.30%
Interest-bearing deposits with Federal Reserve & other essential banks	20,367	0.32	34,068	0.32	61,115	0.31	72,118	0.32	63,526	0.27
Federal funds sold and securities under resale agreements	4,514	0.50	4,577	0.46	4,865	0.71	5,271	0.64	5,174	0.73
Margin loans	7,484	1.48	9,508	1.34	9,379	1.34	11,886	1.26	12,901	1.29
Non-margin loans:
Domestic offices	21,856	2.57	21,093	2.54	21,583	2.43	21,794	2.37	20,128	2.46
Foreign offices	9,226	1.44	9,727	1.53	9,527	1.52	10,556	1.54	10,180	1.77

Total non-margin loans	31,082	2.22	30,820	2.23	31,110	2.15	32,350	2.10	30,308	2.23
Securities
U.S. government obligations	12,849	1.61	14,337	1.63	14,079	1.57	18,693	1.45	17,268	1.56
U.S. government agency obligations	20,221	2.98	20,466	3.09	20,998	2.93	25,006	2.58	32,347	2.44
Obligations of states and political subdivisions	557	6.37	934	5.32	1,611	4.13	2,452	3.47	3,354	2.97
Other securities	31,770	3.43	33,045	3.25	34,175	3.30	33,830	3.19	33,839	2.84
Trading securities	3,698	2.44	2,877	2.44	2,509	2.62	2,490	2.94	2,519	2.78

Total securities	69,095	2.96	71,659	2.87	73,372	2.87	82,471	2.60	89,327	2.45

Total interest-earning assets	190,179	1.80	209,923	1.70	240,253	1.55	247,724	1.50	236,331	1.56
Allowance for credit losses	(494)		(463)		(437)		(384)		(392)
Cash and due from banks	4,094		4,335		5,204		4,695		4,271
Other assets	49,577		50,459		53,305		52,200		49,690
Total Asset Consol VIE FAS 167	14,342		14,226		13,138		11,839		11,444

Total Assets	$257,698		$278,480		$311,463		$316,074		$301,344

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$5,499	0.37%	$4,114	0.42%	$4,611	0.35%	$4,749	0.27%	$4,446	0.28%
Savings	1,518	0.12	1,561	0.12	1,613	0.12	1,080	0.15	704	0.10
Other time deposits	32,119	0.10	34,853	0.09	35,991	0.07	36,020	0.07	33,618	0.08
Foreign offices	77,379	0.19	85,430	0.26	83,580	0.26	88,494	0.22	86,670	0.15

Total interest-bearing deposits	116,515	0.17	125,958	0.22	125,795	0.21	130,343	0.18	125,438	0.14
Federal funds purchased and securities under repurchase agreements	5,172	0.07	10,894	0.06	10,164	0.03	8,008	(0.07)	8,584	(0.02)
Trading Liabilities	2,764	1.86	1,524	2.35	1,911	1.25	1,225	1.62	1,153	1.55
Other borrowed funds	1,821	1.61	1,877	0.99	2,256	0.77	2,159	0.93	2,579	0.79
Payables to customers and broker-dealers	6,701	0.10	6,843	0.09	7,692	0.10	8,023	0.08	7,555	0.11
Long-term debt	17,014	1.87	17,380	1.63	18,256	1.60	19,546	1.55	20,538	1.79

Total interest-bearing liabilities	149,987	0.40	164,476	0.38	166,074	0.37	169,304	0.34	165,847	0.34
Total noninterest-bearing deposits	38,616		43,038		73,389		76,309		66,613
Other liabilities	22,350		23,694		25,462		25,433		24,248
VIE Liabilities & Obligations FAS 167	13,114		12,966		11,728		10,516		10,159
Total Shareholders’ Equity	32,827		33,464		34,008		33,761		33,718
Noncontrolling interest	804		842		802		752		759

Total liabilities and shareholders’ equity	$257,698		$278,480		$311,463		$316,074		$301,344

Net interest margin - Taxable equivalent basis		1.49%		1.41%		1.30%		1.27%		1.32%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates (continued)

	2012						2013
	June 30th		September 30th		December 31st		March 31st		June 30th
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$38,474	0.98%	$41,201	0.96%	$41,018	0.80%	$40,967	0.70%	$42,772	0.64%
Interest-bearing deposits with Federal Reserve & other essential banks	57,904	0.27	61,849	0.21	71,794	0.21	63,240	0.20	55,911	0.22
Federal funds sold and securities under resale agreements	5,493	0.62	5,315	0.64	5,984	0.56	7,478	0.54	7,878	0.52
Margin loans	13,331	1.27	13,033	1.30	13,085	1.26	13,346	1.17	13,906	1.14
Non-margin loans:
Domestic offices	19,663	2.52	18,821	2.62	20,560	2.42	21,358	2.38	21,689	2.40
Foreign offices	9,998	1.86	10,574	1.61	9,968	1.64	11,575	1.36	12,318	1.32

Total non-margin loans	29,661	2.30	29,395	2.26	30,528	2.16	32,933	2.02	34,007	2.01
Securities
U.S. government obligations	15,387	1.65	18,917	1.39	19,915	1.39	18,814	1.54	19,887	1.62
U.S. government agency obligations	39,070	2.23	41,430	1.94	41,361	1.94	42,397	1.85	47,631	1.80
Obligations of states and political subdivisions	4,777	2.65	5,933	2.57	6,154	2.52	6,194	2.38	6,377	2.26
Other securities	32,625	2.51	33,724	2.51	35,082	2.04	34,507	2.03	33,243	1.93
Trading securities	3,033	2.57	4,431	2.40	5,294	2.54	5,878	2.40	6,869	2.33

Total securities	94,892	2.25	104,435	2.06	107,806	1.90	107,790	1.91	114,007	1.86

Total interest-earning assets	239,755	1.48	255,228	1.40	270,215	1.27	265,754	1.26	268,481	1.27
Allowance for credit losses	(382)		(361)		(337)		(264)		(237)
Cash and due from banks	4,412		4,277		4,284		4,534		5,060
Other assets	49,933		48,775		50,439		52,137		52,620
Total Asset Consol VIE FAS 167	11,284		10,995		11,394		11,503		11,524

Total Assets	$305,002		$318,914		$335,995		$333,664		$337,448

Liabilities and total equity

Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$8,421	0.24%	$9,724	0.16%	$8,570	0.18%	$8,778	0.19%	$8,183	0.22%
Savings	702	0.13	730	0.17	815	0.29	819	0.29	897	0.24
Other time deposits	33,180	0.11	34,193	0.07	38,085	0.06	39,091	0.05	41,706	0.04
Foreign offices	88,179	0.13	93,613	0.10	95,249	0.09	99,040	0.08	100,433	0.07

Total interest-bearing deposits	130,482	0.13	138,260	0.10	142,719	0.09	147,728	0.08	151,219	0.07
Federal funds purchased and securities under repurchase agreements	11,254	0.01	10,092	(0.06)	10,158	0.07	9,187	(0.12)	9,206	(0.28)
Trading Liabilities	1,256	1.87	1,397	1.87	1,943	1.41	2,552	1.35	3,036	1.40
Other borrowed funds	2,550	0.99	1,855	0.72	1,869	1.29	1,397	0.76	1,443	0.19
Payables to customers and broker-dealers	7,895	0.10	8,141	0.10	8,532	0.09	9,019	0.09	9,073	0.08
Long-term debt	20,084	1.67	19,535	1.66	19,259	1.46	18,878	1.18	19,002	0.94

Total interest-bearing liabilities	173,521	0.32	179,280	0.28	184,480	0.25	188,761	0.20	192,979	0.16
Total noninterest-bearing deposits	62,860		70,230		79,987		70,337		70,648
Other liabilities	23,588		23,712		24,458		27,416		26,772
VIE Liabilities & Obligations FAS 167	10,072		9,686		10,114		10,186		10,242
Total Shareholders’ Equity	34,123		34,522		36,028		35,966		35,817
Noncontrolling interest	838		1,484		928		998		990

Total liabilities and total equity	$305,002		$318,914		$335,995		$333,664		$337,448

Net interest margin - Taxable equivalent basis		1.25%		1.20%		1.09%		1.11%		1.15%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

NONINTEREST EXPENSE - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Staff:
Compensation	$876	$903	$903	$885	$861	$866	$893	$911	$885	$891
Incentives	325	328	328	281	352	311	306	311	338	364
Employee benefits	223	232	226	216	240	238	237	235	249	254

Total staff	1,424	1,463	1,457	1,382	1,453	1,415	1,436	1,457	1,472	1,509
Professional, legal and other purchased services	283	301	311	322	299	309	292	322	295	317
Software and equipment	206	203	193	213	205	209	208	233	228	238
Net occupancy	153	161	151	159	147	141	149	156	163	159
Distribution and servicing	111	109	100	96	101	103	109	108	106	111
Business development	56	73	57	75	56	71	60	88	68	90
Sub-custodian	68	88	80	62	70	70	65	64	64	77
Other	229	247	224	237	220	254	265	255	307	215

Subtotal (a)	$2,530	$2,645	$2,573	$2,546	$2,551	$2,572	$2,584	$2,683	$2,703	$2,716
Amortization of intangible assets	108	108	106	106	96	97	95	96	86	93
Merger & integration, litigation and restructuring charges	59	63	92	176	109	378	26	46	39	13

Total noninterest expense	$2,697	$2,816	$2,771	$2,828	$2,756	$3,047	$2,705	$2,825	$2,828	$2,822
Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and direct expense related to Shareowner Services -Non-GAAP	$2,484	$2,598	$2,536	$2,500	$2,551	$2,572	$2,584	$2,683	$2,703	$2,716
Full Time Employees at period-end	48,400	48,900	49,600	48,700	47,800	48,300	48,700	49,500	49,700	49,800

(a)	On December 31, 2011, BNY Mellon sold its Shareowner Services business.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Assets under management at period-end (in billions) (a)
Institutional	$701	$733	$719	$757	$829	$835	$882	$894	$939	$968
Mutual Funds	451	462	406	427	404	388	398	411	405	378
Private Client	77	79	73	76	75	76	79	81	85	86

Assets under management (b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432	(e)
Composition of assets under management at period-end
Equity	34%	34%	30%	31%	33%	32%	33%	33%	34%	35%
Fixed Income	30%	31%	35%	35%	35%	37%	37%	38%	39%	39%
Money Market	27%	26%	27%	26%	24%	23%	23%	22%	20%	19%
Alternative investments and overlay	9%	9%	8%	8%	8%	8%	7%	7%	7%	7%

Total AUM (b)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100	%(e)
Assets under custody and/or administration at period-end (in trillions) (c)(d)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2	(e)
Market value of securities on loan at period-end (f)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255
Market Indices
S&P 500 Index (g)	1326	1321	1131	1258	1408	1362	1441	1426	1569	1606
S&P 500 Index - daily average	1302	1318	1227	1224	1347	1351	1400	1419	1513	1609
FTSE 100 Index (g)	5909	5946	5128	5572	5768	5571	5742	5898	6412	6215
FTSE 100 Index-daily average	5945	5906	5470	5424	5818	5555	5742	5842	6294	6438
MSCI World Index (g)	1335	1331	1104	1183	1312	1236	1312	1339	1435	1434
MSCI World Index-daily average	1319	1332	1217	1169	1268	1235	1273	1312	1404	1463
Barclays Capital Aggregate BondSM Index (g)	328	341	346	347	351	353	368	366	356	343
NYSE & NASDAQ Share Volume (in billions)	225	213	250	206	186	192	173	174	174	186
JP Morgan G7 Volatility Index - daily average (h)	11.07	11.21	12.60	12.95	10.39	10.30	8.70	7.56	9.02	9.84

(a)	Excludes securities lending cash management assets.
(b)	Excludes assets managed in the Investment Services business.
(c)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013 and $1.1 trillion at June 30, 2013.
(d)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(e)	Preliminary.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.
(g)	Period end.
(h)	The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Assets under management at beginning of period	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429
Net flows inflows (outflows):
Long-term	31	32	4	16	7	26	9	14	40	21
Money market	(5)	(1)	(15)	7	(9)	(14)	9	(6)	(13)	(1)

Total net inflows (outflows)	26	31	(11)	23	(2)	12	18	8	27	20
Net market / currency impact	31	14	(65)	39	50	(21)	42	19	16	(17)

Assets under management at end of period (a)(b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432 (c)

(a)	Excludes securities lending cash management assets.
(b)	Excludes assets managed in the Investment Services business.
(c)	Preliminary.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT MANAGEMENT BUSINESS - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management fees:
Mutual funds	$283	$290	$263	$237	$260	$270	$283	$293	$295	$295
Institutional clients	319	319	311	299	322	321	334	349	355	360
Wealth management fees	161	161	153	153	154	156	154	157	161	165

Total investment management fees	763	770	727	689	736	747	771	799	811	820
Performance fees	17	18	11	47	16	54	10	57	15	33
Distribution and servicing	51	48	41	41	45	45	47	50	46	44
Other (a)	34	24	(25)	(13)	52	12	41	25	19	25

Total fee and other revenue	865	860	754	764	849	858	869	931	891	922
Net interest revenue	52	48	50	54	55	52	51	56	62	63

Total revenue	917	908	804	818	904	910	920	987	953	985
Provision for credit losses	—	1	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	629	643	624	634	620	642	644	713	704	674

Income before taxes (ex. intangible amortization)	288	264	180	184	284	268	276	274	249	311
Amortization of intangible assets	55	54	52	52	48	48	48	48	39	39

Income before taxes	$233	$210	$128	$132	$236	$220	$228	$226	$210	$272
Average assets	$36,962	$36,415	$36,626	$36,782	$36,112	$35,603	$35,285	$37,474	$38,743	$37,953
Assets under management at period-end (in billions) (b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	$1,432 (c)
Pre-tax operating margin:
GAAP	25%	23%	16%	16%	26%	24%	25%	23%	22%	28%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (d)	36%	33%	26%	26%	35%	33%	34%	31%	29%	36%

(a)	Other revenue includes asset servicing and treasury services revenue.
(b)	Excludes securities lending cash management assets. Excludes assets managed in the Investment Services business.
(c)	Preliminary.
(d)	Distribution and servicing expense is netted with distribution and servicing revenue for the purpose of this calculation of pre-tax operating margin. Distribution and servicing expense totaled $110 million, $108 million, $99 million and $95 million, respectively, for the first through fourth quarters of 2011, $100 million, $102 million, $107 million and $106 million, respectively, for the first through fourth quarters of 2012 and $104 million and $110 million, respectively, for the first two quarters of 2013.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT SERVICES BUSINESS - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$863	$891	$862	$823	$876	$871	$876	$885	$912	$922
Securities lending revenue	27	52	32	35	39	48	37	31	31	39
Issuer services	292	314	401	245	251	275	310	213	236	294
Clearing services	292	292	297	278	303	309	287	294	304	321
Treasury services	128	129	128	128	131	129	131	136	137	135

Total investment services fees	1,602	1,678	1,720	1,509	1,600	1,632	1,641	1,559	1,620	1,711
Foreign Exchange and other trading revenue	209	204	235	197	176	179	158	128	172	194
Other (a)	77	82	71	72	74	69	77	75	70	67

Total fee and other revenue (a)	1,888	1,964	2,026	1,778	1,850	1,880	1,876	1,762	1,862	1,972
Net interest revenue	623	650	661	634	642	607	608	583	653	633

Total revenue	2,511	2,614	2,687	2,412	2,492	2,487	2,484	2,345	2,515	2,605
Provision for credit losses	—	—	—	—	16	(14)	(4)	—	1	—
Noninterest expenses (ex. intangible amortization)	1,711	1,780	1,843	1,701	1,788	2,092	1,734	1,766	1,796	1,824

Income before taxes (ex. intangible amortization)	800	834	844	711	688	409	754	579	718	781
Amortization of intangible assets	50	50	50	50	48	49	47	48	47	54

Income before taxes	$750	$784	$794	$661	$640	$360	$707	$531	$671	$727
Average loans	$21,912	$23,939	$23,744	$27,651	$26,630	$25,611	$24,917	$24,868	$26,697	$27,814
Average assets	$177,029	$192,517	$221,683	$229,375	$214,597	$210,067	$224,990	$243,058	$240,192	$244,804
Average deposits	$140,214	$154,611	$182,557	$189,206	$175,529	$173,090	$188,746	$204,166	$200,224	$204,501
Pre-tax operating margin:
GAAP	30%	30%	30%	27%	26%	14%	28%	23%	27%	28%
Non-GAAP adjusted (ex. intangible amortization)	32%	32%	31%	29%	28%	16%	30%	25%	29%	30%
Assets under custody and/or administration at period-end (in trillions) (b)(c)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	$26.2 (d)
Market value of securities on loan at period-end (in billions) (e)	$268	$266	$249	$266	$256	$267	$251	$237	$244	$255

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012, $1.2 trillion at March 31, 2013 and $1.1 trillion at June 30, 2013.
(c)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(d)	Preliminary.
(e)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

OTHER SEGMENT- 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Revenue:
Fee and other revenue	$151	$274	$126	$246	$171	$116	$156	$188	$125	$319
Net interest revenue	23	33	64	92	68	75	90	86	4	61

Total revenue	174	307	190	338	239	191	246	274	129	380
Provision for credit loss	—	(1)	(22)	23	(11)	(5)	(1)	(61)	(25)	(19)
Noninterest expense (ex. M&I, restructuring charges and intangible amortization)	238	267	186	248	243	194	219	223	237	228

Income (loss) before taxes (ex. M&I, restructuring charges and intangible amortization)	(64)	41	26	67	7	2	28	112	(83)	171
Amortization of intangible assets	3	4	4	4	—	—	—	—	—	—

M&I and restructuring charges	11	18	12	139	9	22	13	27	5	3

Income (loss) before taxes	$(78)	$19	$10	$(76)	$(2)	$(20)	$15	$85	$(88)	$168

Average loans and leases	$9,829	$9,505	$9,787	$9,376	$9,148	$9,618	$9,389	$10,267	$10,610	$10,846
Average assets	$43,707	$49,548	$53,154	$49,917	$50,635	$59,332	$58,639	$55,463	$54,729	$54,691

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2012	2011	2010	2012	2011	2010	2012	2011	2010	2012		2011		2010 (a)
Revenue:
Investment services fees
Asset servicing	$117	$112	$94	$3,663	$3,585	$2,981	$—	$—	$1	$3,780		$3,697		$3,076
Issuer services	—	—	—	1,049	1,252	1,259	3	193	201	1,052		1,445		1,460
Clearing services	—	—	—	1,193	1,159	1,005	—	—	—	1,193		1,159		1,005
Treasury services	2	2	3	527	513	507	20	20	20	549		535		530

Total investment services fees	119	114	97	6,432	6,509	5,752	23	213	222	6,574		6,836		6,071
Investment management fees	3,053	2,949	2,820	66	64	46	—	2	4	3,119		3,015		2,870
Performance fees	137	93	122	—	1	1	(1)	—	—	136		94		123
Foreign exchange and other trading revenue	9	(1)	10	641	845	855	42	4	21	692		848		886
Distribution and servicing	187	181	201	5	6	8	—	—	1	192		187		210
Financing-related fees	6	6	6	42	46	45	124	118	144	172		170		195
Investment and other income	(3)	(100)	(90)	171	185	256	291	413	343	459		498		509

Total fee revenue	3,508	3,242	3,166	7,357	7,656	6,963	479	750	735	11,344	(b)	11,648	(b)	10,864	(b)
Net securities gains (losses)	(1)	1	12	11	—	—	152	47	15	162		48		27

Total fee and other revenue	3,507	3,243	3,178	7,368	7,656	6,963	631	797	750	11,506	(b)	11,696	(b)	10,891	(b)
Net interest revenue (expense)	214	204	202	2,440	2,568	2,380	319	212	343	2,973		2,984		2,925

Total revenue	3,721	3,447	3,380	9,808	10,224	9,343	950	1,009	1,093	14,479		14,680		13,816
Provision for credit losses	—	1	3	(2)	—	—	(78)	—	8	(80)		1		11
Noninterest expenses (ex. M&I, litigation and restructuring charges and intangible amortization)	2,619	2,530	2,418	7,380	7,035	6,138	879	939	1,026	10,878		10,504		9,582

Income before taxes (ex. M&I, litigation and restructuring charges and intangible amortization)	1,102	916	959	2,430	3,189	3,205	149	70	59	3,681	(b)	4,175	(b)	4,223	(b)
Amortization of intangible assets	192	213	236	192	200	170	—	15	15	384		428		421
M&I, litigation and restructuring charges	—	—	—	—	—	—	71	180	167	71		180		167

Income before taxes and noncontrolling interest	$910	$703	$723	$2,238	$2,989	$3,035	$78	$(125)	$(123)	$3,226	(b)	$3,567	(b)	$3,635	(b)
Average loans	$7,950	$6,970	$6,461	$25,503	$24,326	$18,234	$9,607	$9,623	$11,610	$43,060		$40,919		$36,305
Average assets	$36,120	$36,696	$35,102	$223,237	$205,340	$159,869	$56,024	$49,109	$42,465	$315,381		$291,145		$237,436	(c)
Average deposits	$11,311	$9,769	$7,937	$185,443	$166,825	$126,151	$7,456	$6,085	$5,350	$204,210		$182,679		$139,438
Assets under management at period-end (in billions) (d)	$1,386	$1,260	$1,172	$—	$—	$—	$—	$—	$—	$1,386		$1,260		$1,172
Assets under custody and/or administration at period-end (in trillions) (e)	$—	$—	$—	$26.3	$25.1	$24.0	$—	$—	$—	$26.3		$25.1		$24.0
Market value of securities on loan at period-end (in billions) (f)	$—	$—	$—	$237	$266	$269	$—	$—	$—	$237		$266		$269
Pre-tax operating margin - GAAP	24%	20%	21%	23%	29%	32%	N/M	N/M	N/M	22%		24%		26%
Memo:
Securities Lending Revenue										198		183		150

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Continuing operations.
(b)	Total fee and other revenue and income before taxes for the years 2010, 2011 and 2012 includes income from consolidated investment management funds of $226 million, $200 million and $189 million, respectively, net of income attributable to noncontrolling interests of $59 million, $50 million, and $76 million, respectively. The net of these income statement line items of $167 million, $150 million, and $113 million, respectively, are included above in fee and other revenue.
(c)	Including average assets of discontinued operations of $404 million in 2010, consolidated average assets were $237,840 million.
(d)	Excludes assets managed in the Investment Services business.
(e)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2010, $1.1 trillion at Dec. 31, 2011 and $1.1 trillion at Dec. 31, 2012.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.

Note:	See pages 9 through 11 for businesses results.

N/M - Not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

NONPERFORMING ASSETS - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Loans:
Other residential mortgages	$245	$236	$228	$203	$188	$177	$166	$158	$148	$135
Wealth Management	56	31	32	32	35	35	33	30	30	13
Commercial real estate	36	28	28	40	39	30	29	18	17	18
Commercial	32	31	21	21	32	31	29	27	24	24
Foreign	7	13	13	10	10	9	9	9	9	9
Financial Institutions	4	4	12	23	14	3	3	3	3	2

Total nonperforming loans	380	343	334	329	318	285	269	245	231	201
Other assets owned	6	8	10	12	13	9	5	4	3	3

Total nonperforming assets (a)	$386	$351	$344	$341	$331	$294	$274	$249	$234	$204

Nonperforming assets ratio	0.96%	0.83%	0.76%	0.78%	0.77%	0.65%	0.60%	0.53%	0.48%	0.41%
Nonperforming assets ratio excluding margin loans	1.26%	1.08%	0.98%	1.09%	1.11%	0.92%	0.83%	0.74%	0.65%	0.57%

Allowance for loan losses/nonperforming loans	122.9	128.6	117.4	119.8	121.4	127.0	126.0	108.6	102.6	105.5
Allowance for loan losses/nonperforming assets	121.0	125.6	114.0	115.5	116.6	123.1	123.7	106.8	101.3	103.9
Total allowance for credit losses/nonperforming loans	145.8	156.0	149.1	151.1	155.3	163.9	169.5	158.0	155.0	167.7
Total allowance for credit losses/nonperforming assets	143.5	152.4	144.8	145.7	149.2	158.8	166.4	155.4	153.0	165.2

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively, for the 1st, 2nd, 3rd and 4th quarters of 2012 of $180 million, $155 million, $153 million, and $174 million, respectively, and for the 1st and 2nd quarters of 2013 of $161 million and $44 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 10 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr

Allowance for credit losses:
Allowance for credit losses	$498	$467	$441	$392	$394	$386	$362	$339	$266	$237
Allowance for unfunded commitments	73	87	94	106	103	108	105	117	121	121

Allowance for credit losses – beginning of period	571	554	535	498	497	494	467	456	387	358

Net (charge-offs)
Charge-offs	(19)	(21)	(17)	(25)	(10)	(10)	(8)	(10)	(5)	(3)
Recoveries	2	2	2	1	2	2	2	2	—	1

Total Net (charge-offs)	(17)	(19)	(15)	(24)	(8)	(8)	(6)	(8)	(5)	(2)

Provision for credit losses	—	—	(22)	23	5	(19)	(5)	(61)	(24)	(19)

Allowance for credit losses – end of period	554	535	498	497	494	467	456	387	358	337

Allowance for loan losses	$467	$441	$392	$394	$386	$362	$339	$266	$237	$212
Allowance for unfunded commitments	87	94	106	103	108	105	117	121	121	125

Allowance for credit losses – end of period	554	535	498	497	494	467	456	387	358	337

Allowance for loan losses as a percentage of total loans	1.17%	1.05%	0.87%	0.90%	0.90%	0.80%	0.74%	0.57%	0.48%	0.42%